Exhibit 10.32

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN AGREEMENT

THIS AGREEMENT made as of December16    , 2022 (the “Amendment Date”)

BETWEEN:

SCOTIABANK ASSET FINANCE, A DIVISION OF THE BANK OF NOVA SCOTIA, operating through its Canadian Branch (the “Administrative Agent”)
-and -

THE ANDERSONS CANADA LIMITED (the “Borrower”)

-and -

THOSE OTHER PARTIES WHICH ARE OBLIGORS PURSUANT TO THE TERMS OF THE LOAN AGREEMENT (the “Obligors”)

-and-

THE LENDERS IDENTIFIED IN THE LOAN AGREEMENT WHICH ARE SIGNATORIES HEREIN (the “Lenders”)

WHEREAS the Administrative Agent, in its capacity as administrative agent and lender, and the other Lenders and the Borrower entered into a second amended and restated loan agreement made as of December 23, 2021, as amended by that first amendment to second amended and restated loan agreement made as of March 17, 2022 and as further amended by the second amendment to second amended and restated loan agreement made as of September 26, 2022 (as the same may be further amended, supplemented or restated from time to time, collectively, the “Loan Agreement”);

AND WHEREAS the Borrower has requested and the Administrative Agent and the Lenders have agreed to amend the Loan Agreement to, inter alia, increase the Maximum Credit, on terms and subject to the conditions set forth below.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained herein, the parties covenant and agree as follows:

ARTICLE 1 DEFINED TERMS

1.01Capitalized Terms. All capitalized terms which are used herein without being specifically defined herein shall have the meaning ascribed thereto in the Loan Agreement.

ARTICLE 2 AMENDMENT TO LOAN AGREEMENT

2.01General Rule. Subject to the terms and conditions herein contained, the Loan Agreement is hereby amended to the extent necessary to give effect to the provisions of this agreement and to incorporate the provisions of this agreement into the Loan Agreement.

2.02Increase in Maximum Credit. Exhibit “A” of the Loan Agreement is hereby amended by deleting the definition of “Maximum Credit” in its entirety and replacing it as follows:

“99. “Maximum Credit”

“Maximum Credit” shall mean the amount of $290,000,000, plus the amount of each increase therein under the accordion described in Section 2.12, if applicable.”

For greater certainty, the parties hereto agree that the increase in the Maximum Credit as set forth herein shall not be deemed to be an exercise of the accordion feature described in Section 2.12 of the Loan Agreement.

2.03Adjustments to Commitments. The schedule of Commitments in Exhibit “E” of the Loan Agreement is hereby deleted in its entirety and replaced with the updated schedules of Commitments set out in Schedule “A” hereto, effective as of the date hereof.

2.04Commitment Fee. The Borrower hereby authorizes the Administrative Agent to immediately charge against the Revolving Loans a commitment fee in the amount of
$11,645.83 which fee shall be payable to Bank of America, N.A. in respect of the increase in its Commitment as set forth in Schedule “A” hereto.

2.05Timing. The changes to the Loan Agreement provided for in this Article Two shall take effect immediately.

ARTICLE 3 MISCELLANEOUS

3.01Representations and Warranties. Borrower and each other Obligor hereby represents and warrants to the Administrative Agent as follows:

(a)all of the representations and warranties contained in the Loan Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date;

(b)this agreement and the Loan Agreement, as amended by this agreement, constitute the legal, valid and binding obligations of each Obligor, enforceable against such Obligor in accordance with their terms, subject to bankruptcy, insolvency and other similar laws affecting the rights of creditors generally and to general principles of equity; and

(c)no Event of Default has occurred.

3.02Acknowledgment and Confirmation re: Security.

(a)All of the Security shall continue to be in full force and effect as general continuing collateral security for any and all of the indebtedness, liabilities and obligations of each of the Obligors to the Lenders secured thereunder, including, without limitation, under, in connection with, relating to or with respect to the Loan Agreement (as amended hereby), and the security interests created by the Security shall continue to charge and mortgage the property of the Obligors in accordance with the terms thereof.

(b)The Security to which each of the Obligors is a party are legal, valid, binding and enforceable against the Obligors, as applicable, in accordance with their terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium, reorganization and other similar laws of general application limiting the enforcement of creditors’ rights generally and the fact that the courts may deny the granting or enforcement of equitable remedies.

3.03Fees payable. The Borrower shall pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and the Lenders in connection with the preparation, negotiation and finalization of this agreement and all other documents, searches and filings contemplated hereby, including, without limitation, reasonable legal fees and disbursements, of the Administrative Agent and the Lenders. The Administrative Agent is hereby authorized to charge all such costs, expenses and legal fees and disbursements to the Revolving Loans. Upon request by the Borrower, the Administrative Agent agrees to provide the Borrower with supporting invoices and accounts for all such costs, expenses and legal fees and disbursements.

3.04Future References to the Loan Agreement. On and after the date of this agreement, each reference in the Loan Agreement to “this agreement”, “hereunder”, “hereof”, or words of like import referring to the Loan Agreement, and each reference in any related document to the “Loan Agreement”, “thereunder”, “thereof”, or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby. The Loan Agreement, as amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

3.05Governing Law. This agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

3.06Conflict. If any provision of this agreement is inconsistent or conflicts with any provision of the Loan Agreement, the relevant provision of this agreement shall prevail and be paramount.

3.07Further Assurances. The Borrower shall do, execute and deliver or shall cause to be done, executed and delivered all such further acts, documents and things as the Administrative Agent may reasonably request for the purpose of giving effect to this agreement and to each and every provision hereof.

3.08Severability. Any provision of this agreement which is or becomes prohibited or unenforceable in any relevant jurisdiction shall not invalidate or impair the remaining provisions hereof which shall be deemed severable from such prohibited or unenforceable provision and any such prohibition or unenforceability in any such jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Should this agreement fail to provide for any relevant matter, the validity, legality or enforceability of this agreement shall not thereby be affected.

3.09Successors and Assigns. This agreement shall be binding upon the parties hereto and their respective successors and permitted assigns, and shall enure to the benefit of the parties hereto and their successors and permitted assigns. No Obligor may assign its rights or duties hereunder.

3.10Financing Agreement. This agreement is a Financing Agreement.

3.11Counterparts. This agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered (including by e-mail or other electronic means) shall be an original, but all such counterparts shall together constitute but one and the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF, the Administrative Agent, the Lenders and the Borrower have caused these presents to be duly executed as of the day and year first above written.

ADMINISTRATIVE AGENT AND LENDER

SCOTIABANK ASSET FINANCE, a division of THE BANK OF NOVA SCOTIA

Per:
Name: Title:

Per:
Name:
Title:

Address:

Fax:
BORROWER

THE ANDERSONS CANADA LIMITED

Per:
Name:
Title:

Per:
Name:
Title:

Attention:
Fax:

Acknowledgement

The undersigned Obligors hereby acknowledges and agrees to be bound by the terms and conditions contained in this Agreement, as of the day and year first above written.

THOMPSONS USA LIMITED

Per:
Name:
Title:

Per:
Name:
Title:

Attention:
Fax:

LENDERS

CANADIAN IMPERIAL BANK OF COMMERCE

Per:
Name:
Title:

Per:
Name:
Title:

Address:

Email:

Attention:

THE TORONTO-DOMINION BANK

Per:
Name:
Title:

Per:
Name:
Title:

Address:

Fax:
Attention:

BANK OF AMERICA, N.A., CANADA BRANCH

Per:
Name:
Title:

Per:
Name:
Title:

Address:

Fax:
Attention:

FARM CREDIT CANADA

Per:
Name:
Title:

Per:
Name:
Title:

Address:

Phone:
Fax:

Attention:

SCHEDULE “A”

New Exhibit “E” – Commitments

Lender	Revolving Loan Commitment (prior to the Amendment Date)	Increase to Commitment	Revolving Loan Commitment (from and after the Amendment Date)
Scotiabank Asset Finance, a division of The Bank of Nova Scotia	$83,677,000	$0.00	$83,677,000
Canadian Imperial Bank of Commerce	$65,552,000	$0.00	$65,552,000
The Toronto- Dominion Bank	$47,125,000	$0.00	$47,125,000
Bank of America, N.A., Canada Branch	$39,000,000	$8,125,000	$47,125,000
Farm Credit Canada	$46,521,000	$0.00	$46,521,000
TOTALS	$281,875,000	$8,125,000	$290,000,000